UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 3, 2005

                           CYBER DEFENSE SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                     333-46224                  55-0876130
-----------------------------   -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
  of incorporation)                                          Identification No.)


        10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
        -----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (727) 577-0873
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 8.01  OTHER EVENTS

On October 3, 2005, the Company issued a press release announcing that it has signed a letter of intent and reseller agreement (the "Proposed Transaction") with V-TOL Aerospace Pty Ltd. ("V-TOL"). The new entity, to be called Cyber Aerospace Australia Pty., Ltd. ("CAA"), is proposed to be a joint venture to manufacture and develop a family of unmanned air vehicles (UAV's). Located in Brisbane, Australia, the ownership is intended to be divided 50/50 between the two parent corporations. CAA's board of directors is expected to consist of four members, two from Cyber Defense Systems, Inc., and two from V-TOL. The position of chairman of the board of directors will be rotational.

There can be no assurance that a definitive agreement with respect to the Proposed Transaction will be reached or that the Proposed Transaction will be consummated. The consummation of the Proposed Transaction would require board approval of the Company and V-TOL.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number             Description

         99.1                       Press Release dated October 3, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 3, 2005

                                         CYBER DEFENSE SYSTEMS, INC.

                                         By: /s/ Billy Robinson
                                         ---------------------------------------
                                         Name:   Billy Robinson
                                         Title:  Chief Executive Officer